PUGET SOUND ENERGY COMPANY                                                                 Exhibit 99
PRO FORMA CONDENSED STATEMENTS OF INCOME (UNAUDITED)
FOR THREE MONTHS ENDED MARCH 31, 1996

                                                                                            Pro Forma
                                                                  Puget         WECo        Combined
                                                                            (in thousands)
OPERATING REVENUES                                                  $331,009     $155,289      $486,298
OPERATING EXPENSES:
   Purchased and interchanged power and gas purchases                115,626       69,465       185,091
   Other operating expenses and maintenance                           60,357       23,267        83,624
   Depreciation, depletion and amortization                           27,478        9,064        36,542
   Taxes other than federal income taxes                              31,827       13,680        45,507
   Federal income taxes                                               31,033       10,331        41,364
                                                               -----------------------------------------
      Total operating expenses                                       266,321      125,807       392,128
                                                               -----------------------------------------
OPERATING INCOME                                                      64,688       29,482        94,170
                                                               -----------------------------------------
OTHER INCOME (EXPENSE):
   Preferred dividend requirement - WNG                                    -       (1,755)            -
   Other - net of taxes                                                1,119          512         1,631
                                                               -----------------------------------------
      Total other income (expense)                                     1,119       (1,243)        1,631
                                                               -----------------------------------------
INCOME BEFORE INTEREST CHARGES                                        65,807       28,239        95,801
INTEREST CHARGES                                                      19,388       10,216        29,604
                                                               -----------------------------------------

INCOME FROM CONTINUING OPERATIONS BEFORE
  PREFERRED DIVIDENDS                                                 46,419       18,023        66,197
LESS PREFERRED STOCK DIVIDEND ACCRUALS                                 3,743            -         5,498
                                                               =========================================
INCOME FOR COMMON STOCK                                              $42,676      $18,023       $60,699
                                                               =========================================
COMMON SHARES OUTSTANDING WEIGHTED AVERAGE                            63,641       24,139        84,401
EARNINGS PER SHARE                                                     $0.67        $0.75         $0.72

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements

PUGET SOUND ENERGY COMPANY                                                                 Exhibit 99
PRO FORMA CONDENSED STATEMENTS OF INCOME (UNAUDITED)
FOR TWELVE MONTHS ENDED MARCH 31, 1996

                                                                                            Pro Forma
                                                                  Puget         WECo        Combined
                                                                            (in thousands)
OPERATING REVENUES                                                $1,171,994     $412,631     1,584,625
OPERATING EXPENSES:
   Purchased and interchanged power and gas purchases                413,320      180,562       593,882
   Other operating expenses and maintenance                          247,987       93,775       341,762
   Depreciation, depletion and amortization                          108,037       34,123       142,160
   Taxes other than federal income taxes                             110,669       39,996       150,665
   Federal income taxes                                               83,064        7,867        90,931
                                                               -----------------------------------------
      Total operating expenses                                       963,077      356,323     1,319,400
                                                               -----------------------------------------
OPERATING INCOME                                                     208,917       56,308       265,225
                                                               -----------------------------------------
OTHER INCOME (EXPENSE):
   Preferred dividend requirement - WNG                                    -       (7,020)            -
   Other - net of taxes                                                7,114      (44,650)      (37,536)
                                                               -----------------------------------------
      Total other income (expense)                                     7,114      (51,670)      (37,536)
                                                               -----------------------------------------
INCOME BEFORE INTEREST CHARGES                                       216,031        4,638       227,689
INTEREST CHARGES                                                      82,638       42,025       124,663
                                                               -----------------------------------------

INCOME FROM CONTINUING OPERATIONS BEFORE
  PREFERRED DIVIDENDS                                                133,393      (37,387)      103,026
LESS PREFERRED STOCK DIVIDEND ACCRUALS                                15,308            -        22,328
                                                               =========================================
INCOME FOR COMMON STOCK                                             $118,085     ($37,387)      $80,698
                                                               =========================================
COMMON SHARES OUTSTANDING WEIGHTED AVERAGE                            63,641       24,049        84,323
EARNINGS PER SHARE                                                     $1.86       ($1.55)        $0.96

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements

PUGET SOUND ENERGY COMPANY                                                                 Exhibit 99
PRO FORMA CONDENSED BALANCE SHEETS (UNAUDITED)
AT MARCH 31, 1996

                                                                                            Pro Forma
                                                                  Puget         WECo        Combined
                                                                            (in thousands)
ASSETS
Property, Plant and Equipment:
   Utility plant                                                  $3,421,470   $1,092,224    $4,513,694
   Coal and other                                                          -       15,661        15,661
   Accumulated provisions for depreciation
    and amortization                                               1,139,659      289,388     1,429,047
                                                               -----------------------------------------
      Net property, plant and equipment                            2,281,811      818,497     3,100,308
                                                               -----------------------------------------

Other Property and Investments:
   Investment in Bonneville Exchange Power Contract                   92,412            -        92,412
   Investment in and advances to subsidiaries                         95,943            -        95,943
   Investment in unconsolidated affiliates                                 -       69,393        69,393
   Other                                                              12,945            -        12,945
                                                               -----------------------------------------
      Total other property and investments                           201,300       69,393       270,693
                                                               -----------------------------------------

Current Assets:
   Cash                                                                3,902        8,277        12,179
   Accounts receivable                                               142,203       18,627       160,830
   Estimated unbilled revenue                                         60,263       15,607        75,870
   PRAM accrued revenues                                              45,647            -        45,647
   Materials and supplies, at average cost                            45,062       17,965        63,027
   Prepayments and other                                               4,021        5,172         9,193
                                                               -----------------------------------------
      Total current assets                                           301,098       65,648       366,746
                                                               -----------------------------------------

Long-Term Assets:
   Regulatory asset for deferred income taxes                        246,015       17,605       263,620
   PRAM accrued revenues (net of current portion)                     44,211            -        44,211
   Unamortized energy conservation charges                            39,010            -        39,010
   Other                                                             125,786       34,732       160,518
                                                               -----------------------------------------
      Total long-term assets                                         455,022       52,337       507,359
                                                               -----------------------------------------

         TOTAL ASSETS                                             $3,239,231   $1,005,875    $4,245,106
                                                               =========================================

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements

PUGET SOUND ENERGY COMPANY                                                                 Exhibit 99
PRO FORMA CONDENSED BALANCE SHEETS (UNAUDITED)
AT MARCH 31, 1996

                                                                                            Pro Forma
                                                                  Puget         WECo        Combined
                                                                            (in thousands)
CAPITALIZATION AND LIABILITIES
Capitalization:
   Common stock and additional paid-in capital                      $965,372     $324,873    $1,290,245
   Earnings reinvested (accumulated deficit)                         223,892     (110,169)      113,723
   Preferred stock not subject to mandatory redemption               125,000       90,000       215,000
   Preferred stock subject to mandatory redemption                    87,839            -        87,839
   Long-term debt                                                    920,476      344,920     1,265,396
                                                               -----------------------------------------
      Total capitalization                                         2,322,579      649,624     2,972,203
                                                               -----------------------------------------

Current Liabilities:
   Accounts payable                                                   41,886       22,045        63,931
   Short-term debt                                                   133,740      125,918       259,658
   Current maturities of long-term debt                                8,000          140         8,140
   Accrued taxes                                                      76,450       17,344        93,794
   Other                                                              74,580       79,048       153,628
                                                               -----------------------------------------
      Total current liabilities                                      334,656      244,495       579,151
                                                               -----------------------------------------

Deferred Taxes:
   Deferred income taxes                                             523,973       65,664       589,637
   Deferred investment credits                                           207        8,962         9,169
                                                               -----------------------------------------
      Total deferred taxes                                           524,180       74,626       598,806
                                                               -----------------------------------------

Other Deferred Credits:
   Customer advances for construction                                 19,559       15,401        34,960
   Other                                                              38,257       21,729        59,986
                                                               -----------------------------------------
      Total other deferred credits                                    57,816       37,130        94,946
                                                               -----------------------------------------

         TOTAL CAPITALIZATION AND LIABILITIES                     $3,239,231   $1,005,875    $4,245,106
                                                               =========================================

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements

PUGET SOUND ENERGY COMPANY                                                                 Exhibit 99
PRO FORMA CONDENSED STATEMENTS OF INCOME (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                            Pro Forma
                                                                  Puget         WECo        Combined
                                                                            (in thousands)
OPERATING REVENUES                                                $1,179,330     $443,611    $1,622,941
OPERATING EXPENSES:
   Purchased and interchanged power and gas purchases                409,541      219,022       628,563
   Other operating expenses and maintenance                          253,541       93,184       346,725
   Depreciation, depletion and amortization                          107,582       33,128       140,710
   Taxes other than federal income taxes                             109,533       40,974       150,507
   Federal income taxes                                               84,545        5,507        90,052
                                                               -----------------------------------------
      Total operating expenses                                       964,742      391,815     1,356,557
                                                               -----------------------------------------
OPERATING INCOME                                                     214,588       51,796       266,384
                                                               -----------------------------------------
OTHER INCOME (EXPENSE):
   Preferred dividend requirement - WNG                                    -       (7,126)            -
   Other - net of taxes                                                7,676      (45,204)      (37,528)
                                                               -----------------------------------------
      Total other income (expense)                                     7,676      (52,330)      (37,528)
                                                               -----------------------------------------
INCOME (LOSS) BEFORE INTEREST CHARGES                                222,264         (534)      228,856
INTEREST CHARGES                                                      86,544       40,528       127,072
                                                               -----------------------------------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
  PREFERRED DIVIDENDS                                                135,720      (41,062)      101,784
LESS PREFERRED STOCK DIVIDEND ACCRUALS                                15,528            -        22,654
                                                               =========================================
INCOME (LOSS) FOR COMMON STOCK                                      $120,192     ($41,062)      $79,130
                                                               =========================================
COMMON SHARES OUTSTANDING WEIGHTED AVERAGE                            63,641       23,893        84,189
EARNINGS (LOSS) PER SHARE                                              $1.89       ($1.72)        $0.94

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements

PUGET SOUND ENERGY COMPANY                                                                 Exhibit 99
PRO FORMA CONDENSED BALANCE SHEETS (UNAUDITED)
AT DECEMBER 31, 1995

                                                                                            Pro Forma
                                                                  Puget         WECo        Combined
                                                                              (in thousands)
ASSETS
Property, Plant and Equipment:
   Utility plant                                                  $3,400,723   $1,055,322    $4,456,045
   Coal and other                                                          -       15,621        15,621
   Accumulated provisions for depreciation
    and amortization                                               1,118,678      273,735     1,392,413
                                                               -----------------------------------------
      Net property, plant and equipment                            2,282,045      797,208     3,079,253
                                                               -----------------------------------------

Other Property and Investments:
   Investment in Bonneville Exchange Power Contract                   94,241            -        94,241
   Investment in and advances to subsidiaries                         95,459            -        95,459
   Investment in unconsolidated affiliates                                 -       70,313        70,313
   Other                                                              12,111            -        12,111
                                                               -----------------------------------------
      Total other property and investments                           201,811       70,313       272,124
                                                               -----------------------------------------

Current Assets:
   Cash                                                               12,498        9,315        21,813
   Accounts receivable                                               124,086       10,830       134,916
   Estimated unbilled revenue                                         80,363        9,607        89,970
   PRAM accrued revenues                                              59,123            -        59,123
   Materials and supplies, at average cost                            46,407       31,968        78,375
   Prepayments and other                                               4,352       14,649        19,001
                                                               -----------------------------------------
      Total current assets                                           326,829       76,369       403,198
                                                               -----------------------------------------

Long-Term Assets:
   Regulatory asset for deferred income taxes                        249,731       17,605       267,336
   PRAM accrued revenues (net of current portion)                     55,673            -        55,673
   Unamortized energy conservation charges                            37,889            -        37,889
   Other                                                             115,017       27,995       143,012
                                                               -----------------------------------------
      Total long-term assets                                         458,310       45,600       503,910
                                                               -----------------------------------------

         TOTAL ASSETS                                             $3,268,995     $989,490    $4,258,485
                                                               =========================================

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements

PUGET SOUND ENERGY COMPANY                                                                 Exhibit 99
PRO FORMA CONDENSED BALANCE SHEETS (UNAUDITED)
AT DECEMBER 31, 1995

                                                                                            Pro Forma
                                                                  Puget         WECo        Combined
                                                                            (in thousands)
CAPITALIZATION AND LIABILITIES
Capitalization:
   Common stock and additional paid-in capital                      $965,372     $322,964    $1,288,336
   Earnings reinvested (accumulated deficit)                         210,532     (126,278)       84,254
   Preferred stock not subject to mandatory redemption               125,000       90,000       215,000
   Preferred stock subject to mandatory redemption                    89,039            -        89,039
   Long-term debt                                                    920,439      310,060     1,230,499
                                                               -----------------------------------------
      Total capitalization                                         2,310,382      596,746     2,907,128
                                                               -----------------------------------------

Current Liabilities:
   Accounts payable                                                   50,269       32,755        83,024
   Short-term debt                                                   167,049      161,994       329,043
   Current maturities of long-term debt                               43,000       30,140        73,140
   Accrued taxes                                                      36,321       12,556        48,877
   Other                                                              72,288       49,071       121,359
                                                               -----------------------------------------
      Total current liabilities                                      368,927      286,516       655,443
                                                               -----------------------------------------

Deferred Taxes:
   Deferred income taxes                                             528,400       70,467       598,867
   Deferred investment credits                                           311        9,352         9,663
                                                               -----------------------------------------
      Total deferred taxes                                           528,711       79,819       608,530
                                                               -----------------------------------------

Other Deferred Credits:
   Customer advances for construction                                 19,972       14,252        34,224
   Other                                                              41,003       12,157        53,160
                                                               -----------------------------------------
      Total other deferred credits                                    60,975       26,409        87,384
                                                               -----------------------------------------

         TOTAL CAPITALIZATION AND LIABILITIES                     $3,268,995     $989,490    $4,258,485
                                                               =========================================

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements

PUGET SOUND ENERGY COMPANY                                                                 Exhibit 99
PRO FORMA CONDENSED STATEMENTS OF INCOME (UNAUDITED)
FOR THE YEAR ENDED DECEMBER 31, 1994


                                                                                            Pro Forma
                                                                  Puget         WECo        Combined
                                                                            (in thousands)
OPERATING REVENUES                                                $1,194,058     $432,025    $1,626,083
OPERATING EXPENSES:
   Purchased and interchanged power and gas purchases                394,758      223,502       618,260
   Other operating expenses and maintenance                          301,984      118,065       420,049
   Depreciation, depletion and amortization                          115,738       30,901       146,639
   Taxes other than federal income taxes                             107,821       38,086       145,907
   Federal income taxes                                               80,259       (6,697)       74,108
                                                               -----------------------------------------
      Total operating expenses                                     1,000,560      403,857     1,404,963
                                                               -----------------------------------------
OPERATING INCOME                                                     193,498       28,168       221,120
                                                               -----------------------------------------
OTHER INCOME (EXPENSE):
   Pre-tax loss on merger of subsidiary                                    -       (6,304)            -
   Federal income taxes on merger of subsidiary                            -      (23,711)            -
   Preferred dividend requirement - WNG                                    -       (3,970)            -
   Other - net of taxes                                               12,820       (2,732)       12,362
                                                               -----------------------------------------
      Total other income (expense)                                    12,820      (36,717)       12,362
                                                               -----------------------------------------
INCOME (LOSS) BEFORE INTEREST CHARGES                                206,318       (8,549)      233,482
INTEREST CHARGES                                                      86,259       36,298       120,997
                                                               -----------------------------------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE
  PREFERRED DIVIDENDS                                                120,059      (44,847)      112,485
LESS PREFERRED STOCK DIVIDEND ACCRUALS                                15,731            9        19,710
LESS EXCESS PREMIUM PREFERRED REDEMPTION                                   -          673           673
                                                               -----------------------------------------
INCOME (LOSS) FOR COMMON STOCK                                      $104,328     ($45,529)      $92,102
                                                               =========================================
COMMON SHARES OUTSTANDING WEIGHTED AVERAGE                            63,632       23,486        83,830
EARNINGS (LOSS) PER SHARE                                              $1.64       ($1.94)        $1.10

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements

PUGET SOUND ENERGY COMPANY                                                                 Exhibit 99
PRO FORMA CONDENSED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1993

                                                                                            Pro Forma
                                                                  Puget         WECo        Combined
                                                                            (in thousands)

OPERATING REVENUES                                                $1,112,878     $470,392    $1,583,270
OPERATING EXPENSES:
   Purchased and interchanged power and gas purchases                317,642      180,893       498,535
   Other operating expenses and maintenance                          283,998      147,116       431,114
   Depreciation, depletion and amortization                          115,690       38,274       153,964
   Taxes other than federal income taxes                             100,598       38,895       139,493
   Federal income taxes                                               83,970        9,645        93,615
                                                               -----------------------------------------
      Total operating expenses                                       901,898      414,823     1,316,721
                                                               -----------------------------------------
OPERATING INCOME                                                     210,980       55,569       266,549
                                                               -----------------------------------------
OTHER INCOME (EXPENSE):
   Preferred dividend requirement - WNG                                    -       (2,612)            -
   Other - net of taxes                                               13,578          717        14,295
                                                               -----------------------------------------
      Total other income (expense)                                    13,578       (1,895)       14,295
                                                               -----------------------------------------
INCOME BEFORE INTEREST CHARGES                                       224,558       53,674       280,844
INTEREST CHARGES                                                      86,231       31,639       117,870
                                                               -----------------------------------------

INCOME FROM CONTINUING OPERATIONS BEFORE
  PREFERRED DIVIDENDS                                                138,327       22,035       162,974
LESS PREFERRED STOCK DIVIDEND ACCRUALS                                16,442          101        19,155
                                                               =========================================
INCOME FOR COMMON STOCK                                             $121,885      $21,934      $143,819
                                                               =========================================
COMMON SHARES OUTSTANDING WEIGHTED AVERAGE                            60,931       22,996        80,708
EARNINGS PER SHARE                                                     $2.00        $0.95         $1.78

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements

PUGET SOUND ENERGY COMPANY                                                                 Exhibit 99
PRO FORMA CONDENSED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 1992

                                                                                            Pro Forma
                                                                  Puget         WECo        Combined
                                                                            (in thousands)

OPERATING REVENUES                                                $1,024,970     $375,088    $1,400,058
OPERATING EXPENSES:
   Purchased and interchanged power and gas purchases                236,179      122,355       358,534
   Other operating expenses and maintenance                          284,275      137,726       422,001
   Depreciation, depletion and amortization                          122,931       34,852       157,783
   Taxes other than federal income taxes                              94,466       30,510       124,976
   Federal income taxes                                               72,449        3,665        76,114
                                                               -----------------------------------------
      Total operating expenses                                       810,300      329,108     1,139,408
                                                               -----------------------------------------
OPERATING INCOME                                                     214,670       45,980       260,650
                                                               -----------------------------------------
OTHER INCOME (EXPENSE):
   Preferred dividend requirement - WNG                                    -       (2,622)            -
   Other - net of taxes                                               17,204        1,666        18,870
                                                               -----------------------------------------
      Total other income (expense)                                    17,204         (956)       18,870
                                                               -----------------------------------------
INCOME BEFORE INTEREST CHARGES                                       231,874       45,024       279,520
INTEREST CHARGES                                                      96,154       31,043       127,197
                                                               -----------------------------------------

INCOME FROM CONTINUING OPERATIONS BEFORE
  PREFERRED DIVIDENDS                                                135,720       13,981       152,323
LESS PREFERRED STOCK DIVIDEND ACCRUALS                                13,884          105        16,611
                                                               =========================================
INCOME FOR COMMON STOCK                                             $121,836      $13,876      $135,712
                                                               =========================================
COMMON SHARES OUTSTANDING WEIGHTED AVERAGE                            56,284       19,659        73,191
EARNINGS PER SHARE                                                     $2.16        $0.71         $1.85

See accompanying Notes to Unaudited Pro Forma Condensed Financial Statements

       NOTES TO THE UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

(1) Puget's fiscal year ends on December 31. Washington Energy Company's ("WECo") fiscal year ends on September 30. The pro forma financial data for the years ended December 31, 1992 to December 31, 1995 reflects fiscal years ended December 31 for Puget and September 30 for WECo. The financial data for the three months and twelve months ended March 31, 1996 are the results of three months and twelve months ended March 31, 1996 for Puget and WECo.

(2) Income (loss) for common stock and earnings per share are based on income from continuing operations after preferred dividend requirements. Results of discontinued operations for WECo and WNG have been excluded for 1992, 1993 and 1994.

(3) The pro forma condensed financial statements reflect the conversion of each share of WECo common Stock outstanding into .860 share of Puget Sound Energy ("PSE") common stock and the issuance of PSE preferred stock for WNG preferred stock. The pro forma condensed financial statements are presented as if the merger had been consummated prior to the periods presented.

(4) The number of shares of common stock outstanding, by company, were as follows:

                                Puget         WECo       Pro Forma
                              -----------  -----------   -----------

       at December 31, 1995   63,641,000   24,128,000    84,391,000
       at March 31, 1996      63,641,000   24,174,000    84,431,000

(5) The pro forma financial statements do not reflect the $370 million net cost savings estimated to be achieved in the 10-year period following consummation of the merger. The terms and conditions under which the Washington Utilities and Transportation Commission may approve the merger are unknown.

(6) Assumes WNG preferred stock has been exchanged for PSE preferred stock. In the pro forma condensed statements of income, these dividend requirements are included in the "preferred stock dividend accruals."

(7) The results of operations for 1994 reflect pro forma adjustments to eliminate the loss on the merger of WECo's oil and gas subsidiary and to reflect the earnings from the investment in the independent oil and gas company for the entire year.